EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER OF KENILWORTH SYSTEMS CORPORATION

In connection with the accompanying Quarterly Report on Form 10-Q of Kenilworth Systems Corporation for the quarter ended March 31, 2021, the undersigned, ,Neil Klienman President of Kenilworth Systems Corporation, does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 fairly presents, in all material respects, the financial condition and results of operations of Kenilworth Systems Corporation.

KENILWORTH SYSTEMS CORPORATION

Dated: July 26, 2022	By:	/s/ Neil Kleinman
	Name:	Neil Kleinman
(Principal Executive Officer and Principal Financial/Accounting Officer)